Retirement Plans (Schedule of Changes in Fair Value of Plan Assets) (Details) (Insurance Contract, Significant Unobservable Inputs (Level 3), USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 27, 2013	Sep. 28, 2012
Insurance Contract | Significant Unobservable Inputs (Level 3)
Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets at beginning of year	$ 105.1	$ 97.8
Net unrealized gains	3.3	15.1
Net purchases, sales and issuances	(1.8)	(2.9)
Currency translation	5.4	(4.9)
Fair value of plan assets at end of year	$ 112.0	$ 105.1